EARNINGS CALL PRESENTATION Fiscal Year 2017, Third Quarter JANUARY  30,  2017 Innovation Center Washington D.C.

HORACIO ROZANSKI PRESIDENT  AND  CHIEF  EXECUTIVE  OFFICER LLOYD HOWELL CHIEF  FINANCIAL  OFFICER  AND  TREASURER CURT RIGGLE VICE  PRESIDENT  INVESTOR  RELATIONS 1 CALL PARTICIPANTS

DISCLAIMER

Forward Looking Safe Harbor Statement

Certain statements contained in this presentation and in related comments by our management include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen's preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, and Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "forecasts," "expects," "intends," "plans," "anticipates," "projects," "outlook," "believes," "estimates," "predicts," "potential," "continue," "preliminary," or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct.

These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, which can be found at the SEC's website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Note Regarding Non-GAAP Financial Data Information

Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen's performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of Operating and Net Income to Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Net Income, and net cash provided by operating activities to free cash flows, and the explanatory footnotes regarding those adjustments, and (ii) use Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen's performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen's industry. With respect to our expectations under "Fiscal 2017 Full Year Outlook" on slide 7, reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2017. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results.

2

EXECUTING AGAINST OUR STRATEGY TO DELIVER SUSTAINABLE QUALITY GROWTH ANOTHER STRONG PERFORMANCE BY BOOZ ALLEN HAMILTON • Making excellent progress against FY17 objectives: –Differentiating ourselves in the market through offerings that blend consulting and  mission understanding with innovative technology –Executing against our large backlog by hiring and deploying additional talent –Operating with efficiency and agility while continuing to invest in growth • Delivering organic growth that leads the industry, is sustainable, and positions Booz Allen  for stronger performance in future years • Confident about the state of our business • Continuing to aggressively pursue opportunities in Federal and Global Commercial markets • Delivering value to all stakeholders – from clients, to employees, to shareholders 3

FINANCIAL OVERVIEW WE REMAIN ON A SOLID GROWTH PATH • Executing with discipline –Achieving the objectives of our annual plan –Executing with foresight and agility in line with our long‐term strategy • Vision 2020 strategy is producing year‐over‐year results –Revenue growth –Headcount gains –Portfolio evolution 4

KEY FINANCIAL RESULTS FISCAL  YEAR  2017  PRELIMINARY  RESULTS Comparisons are to prior fiscal year period 5 Y EAR   TO  DAT E TH I R D  QUART E R Gross Revenue $4.2 billion 6.0% Increase $1.4 billion 7.4% Increase Net Income $186.2 million 18.5% Decrease $55.6 million 48.6% Decrease Adjusted Net Income $195.1 million 5.4% Increase $56.6 million 8.4% Decrease Adjusted EBITDA $402.0 million 4.0% Increase $122.5 million 1.1% Increase Diluted EPS $1.23 18.5% Decrease $0.37 47.9% Decrease Adjusted Diluted EPS $1.30 4.8% Increase $0.38 7.3% Decrease Total Backlog $13.5 billion 12% Increase

CAPITAL ALLOCATION RETAIN CAPITAL FLEXIBILITY TO MAXIMIZE LONG‐TERM RETURN TO  SHAREHOLDERS • Our cash position continues to improve • Going forward, we expect to use a range of tools, including: –Supporting organic revenue growth with capability‐focused acquisitions that  align to our growth strategy –Effectively managing debt –Returning excess cash to shareholders in the form of dividends – regular and  special – and share repurchases • Quarterly dividend increased by 13% to $0.17  • Authorized to repurchase up to ~$300M of additional shares of common stock (1) (1) Previous share repurchase authorization of $180M increased by $230M to $410M.  Approximately $300M Remaining.  6

FINANCIAL OUTLOOK REVISING FULL‐YEAR GUIDANCE 1) Full Fiscal Year 2017 Estimated Weighted Average Diluted Share Count of 150 million shares; assumes an effective tax rate of 39.1% 7 F I S C A L   2 0 1 7   F U L L   Y EAR  OUT LOOK Revenue Growth in the Range of Four to Six Percent Diluted EPS (1):  $1.65 ‐ $1.69 Adjusted Diluted EPS (1):  $1.70 ‐ $1.74

DIGITAL SOLUTIONS BUSINESS AN  INTERCONNECTED  SET  OF  HIGH‐DEMAND  CAPABILITIES Including systems delivery, digital, cloud, and mobile • Building a differentiated business on three pillars –Mission understanding –Technical depth –Consultative approach • SPARC and now Aquilent provide innovation and scalability • Demonstrated growth in past two years –Headcount will reach approximately 4,000 with Aquilent acquisition  –Number of digital projects has grown to 350 firm‐wide • The further we get into implementing our strategy, the more certain we are that it is  the right one 8

APPENDIX

NON-GAAP FINANCIAL INFORMATION • "Adjusted Operating Income" represents operating income before: (i) adjustments related to the amortization  of intangible assets, and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt  prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider  indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non‐recurring  nature or because they result from an event of a similar nature. • "Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation  and amortization and before certain other items, including transaction costs, fees, losses, and expenses,  including fees associated with debt prepayments. “Adjusted EBITDA Margin” is calculated as Adjusted EBITDA  divided by revenue. Booz Allen prepares Adjusted EBITDA and Adjusted EBITDA Margin to eliminate the impact  of items it does not consider indicative of ongoing operating performance due to their inherent unusual,  extraordinary or non‐recurring nature or because they result from an event of a similar nature. • "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible  assets, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii)  amortization or write‐off of debt issuance costs and write‐off of original issue discount, and (iv) release of  income tax reserves, in each case net of the tax effect where appropriate calculated using an assumed effective  tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider  indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non‐recurring  nature or because they result from an event of a similar nature. • "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income.  Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the  two‐class method as disclosed in the footnotes to the financial statements. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of  property and equipment. 10

NON-GAAP FINANCIAL INFORMATION 11 (a) Reflects amortization of intangible assets resulting  from the acquisition of our Company by The Carlyle  Group.  (b) Reflects debt refinancing costs incurred in  connection with the refinancing transaction  consummated on July 13, 2016.  (c) Release of pre‐acquisition income tax reserves  assumed by the Company in connection with the  acquisition of our Company by The Carlyle Group. (d) Reflects tax effect of adjustments at an assumed  marginal tax rate of 40%.  (e) Excludes an adjustment of approximately $0.6  million and $2.0 million of net earnings for the three  and nine months ended December 31, 2016,  respectively, and excludes an adjustment of  approximately $1.5 million and $3.0 million of net  earnings for the three and nine months ended  December 31, 2015, respectively, associated with the  application of the two‐class method for computing  diluted earnings per share.   (Amounts   in thousands, except  share and per  share data) 2016 2015 2016 2015   Adjusted Operating Income Operating Income 108,124$          105,116$          355,086$          340,076$          Amortization of intangible assets (a) 1,056 1,056 3,169 3,169 Transaction expenses (b) — — 3,354 — Adjusted Operating Income 109,180$          106,172$          361,609$          343,245$          EBITDA, Adjusted EBITDA & Adjusted EBITDA Margin Net income 55,590$            108,055$          186,237$          228,577$          Income tax expense (benefit) 37,025 (20,146) 117,489 58,871 Interest and other, net 15,509 17,207 51,360 52,628 Depreciation and amortization 14,410 16,148 43,588 46,617 EBITDA 122,534 121,264 398,674 386,693 Transaction expenses (b) — — 3,354 — Adjusted EBITDA 122,534$          121,264$          402,028$          386,693$          Revenue 1,404,638 1,307,663 4,222,213 3,981,421 Adjusted EBITDA Margin 8.7% 9.3% 9.5% 9.7 % Adjusted Net Income Net income 55,590$            108,055$          186,237$          228,577$          Amortization of intangible assets (a) 1,056 1,056 3,169 3,169 Transaction expenses (b) — — 3,354 — Release of income tax reserves (c) — (47,667) — (47,667) Amortization or write‐off of debt issuance costs and write‐off of  original issue discount 669 1,307 8,236 3,910 Adjustments for tax effect (d) (690) (945) (5,904) (2,832) Adjusted Net Income 56,625$            61,806$            195,092$          185,157$          Adjusted Diluted Earnings Per Share Weighted‐average number of diluted shares outstanding 150,607,259 149,900,925 150,143,851 149,501,458 Adjusted Net Income Per Diluted Share (e) 0.38$                 0.41$                 1.30$                 1.24$                 Free Cash Flow Net cash provided by operating activities 65,959$            92,310$            283,042$          180,997$          Less: Purchases of property and equipment (15,411) (16,267) (30,554) (45,829) Free Cash Flow 50,548$            76,043$            252,488$          135,168$          (Unaudited) (Unaudited) Three Months  Ended December 31, Nine Months  Ended December 31,